SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                        Deutsche Variable NAV Money Fund




The following information replaces the existing similar disclosure relating to the fund in the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:



The Advisor has contractually agreed for the period July 3, 2017 through July 2, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.00%; and for the period from July 3, 2018 through July 2, 2019, at a ratio no higher than 0.02% for Capital Shares (in each instance, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses). These agreements may only be terminated with the consent of the fund's Board.


The Advisor has contractually agreed for the two year period July 3, 2017 through July 2, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.15% for Institutional Shares. The agreement may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


May 23, 2017
SAISTKR-336

                                                   Deutsche
                                                   Asset Management [DB Logo]